                                                                  Exhibit 4.01


COMMON STOCK                                                      COMMON STOCK

                              [STEAK n SHAKE LOGO]


NUMBER                                                               SHARES
SNS                        THE STEAK n SHAKE COMPANY


INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
 OF THE STATE OF INDIANA                                  CERTAIN DEFINITIONS

                                                           CUSIP 857873 10 3


THIS CERTIFIES THAT



IS THE OWNER OF

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

The Steak n Shake Company transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The holder hereof, by accepting this certificate, expressly assents to and is bound by all provisions of the Articles of Incorporation, and by the By-Laws of the Corporation, and all amendments thereto respectively from time to time, to all of which reference is hereby made with the same force and effect as if the same were herein set forth in full. This certificate is valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

[THE STEAK n SHAKE  COMPANY SEAL]

                         /s/ Mary E. Ham               /s/ E.W. Kelley
                               Secretary                      Chairman


THIS CERTIFICATE IS TRANSFERABLE EITHER
 IN CHICAGO, IL. OR IN NEW YORK, N.Y.


Countersigned and Registered:
         COMPUTERSHARE INVESTOR SERVICES, LLC
                                            Transfer Agent
                                             and Registrar


By                                    Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                UNIF GIFT MIN ACT--_____ Custodian ______  UNIF TRAN MIN ACT--______ Custodian _____
TEN ENT -- as tenants by the entireties                           (Cust)          (Minor)                    (Cust)         (Minor)
JT TEN  -- as joint tenants with right of                   under Uniform Gifts to Minors        under Uniform Transfers to Minors
           survivorship and not as tenants in                       Act ______                             Act ______
           common                                                       (State)                                (State)
TOD     -- transfer on death direction in event
           of owner's death, to person named on
           face subject to STA TOD rules

   Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------

    --------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


----------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

---------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------------


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature


In presence of:
                ------------------       --------------------------------------
                                         NOTE: THE SIGNATURE OF THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME OF
                                               THE STOCKHOLDER(S) AS WRITTEN
                                               UPON THE FACE OF THE CERTIFICATE
                                               IN EVERY PARTICULAR, WITHOUT
                                               ALTERATION OR ENLARGEMENT OR ANY
                                               CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANK, STOCKBROKER, SAVINGS AND LOAN
ASSOCIATION OR CREDIT UNION WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17 Ad-15.